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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2007

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Delaware                  000-20981              33-0485994
   (State or Other Jurisdiction       (Commission           (IRS Employer
        of Incorporation)             File Number)       Identification No.)

                5958 Priestly Drive
                Carlsbad, California                            92008
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

        On February 2, 2007, Document Sciences Corporation (the "Company") issued a press release regarding its acquisition of CambridgeDocs, a leading provider of document transformation and repurposing technology. The press release is attached hereto as Exhibit 99, which is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits:

        The following exhibit is furnished with this Current Report on Form 8-K:

        Exhibit Number    Description of Exhibit
        --------------    ------------------------------------------------------
             99.1         Press release dated February 2, 2007.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2007

                                     DOCUMENT SCIENCES CORPORATION


                                     By:   /s/ John L. McGannon
                                           -------------------------------------
                                     Name: John L. McGannon
                                     Its:  President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION
--------------     -------------------------------------------------------------
99.1               Press release dated February 2, 2007.

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